                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                WITH RESPECT TO
                      RIVERWOOD INTERNATIONAL CORPORATION
                         10 5/8% SENIOR NOTES DUE 2007

    This form must be used by a holder of the 10 5/8% Senior Notes due 2007 (the
"Existing Notes") of Riverwood International Corporation, a Delaware corporation
("Riverwood"), that wishes to tender Existing Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange
Offer--Procedures for Tendering" of the Prospectus dated October 1, 1997 (the
"Prospectus") and in Instruction 1 to the accompanying Letter of Transmittal.
Any holder that wishes to tender Existing Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration
Date of the Exchange Offer. Capitalized terms not defined herein have the meaning ascribed to them in the Prospectus or the Letter of Transmittal.

            TO: STATE STREET BANK AND TRUST COMPANY, EXCHANGE AGENT

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
                BY MAIL:                             BY OVERNIGHT COURIER:
              P.O. Box 778                          Two International Place
       Boston, Massachusetts 02102                Boston, Massachusetts 02110
  Attention: Corporate Trust Department      Attention: Corporate Trust Department
              Kellie Mullen                              Kellie Mullen

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
  BY HAND in New York to 4:30 p.m. (as drop            BY HAND in Boston to 4:30 p.m.:
                   agent):                                 Two International Place
                 61 Broadway                                     Fourth Floor
                  15th Floor                                  Corporation Trust
            Corporate Trust Window                       Boston, Massachusetts 02110
              New York, NY 10006

                             FOR INFORMATION CALL:
                                  617 664-5587

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Please read the accompanying instructions carefully.
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Ladies and Gentlemen:

    The undersigned hereby tenders to Riverwood, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Existing Notes specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 1 of the Letter of Transmittal. The undersigned hereby tenders the Existing Notes listed below:

   CERTIFICATE NUMBER(S) (IF
           KNOWN) OF
   EXISTING NOTES OR ACCOUNT
            NUMBER                    AGGREGATE PRINCIPAL AMOUNT            AGGREGATE PRINCIPAL AMOUNT
  AT THE BOOK-ENTRY FACILITY                  REPRESENTED                            TENDERED

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                   SIGN HERE

Name of Registered or Acting Holder:
---------------------------------------------------------

Signature(s):
--------------------------------------------------------------------------------

Name(s) (PLEASE PRINT):
----------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Telephone Number:
-------------------------------------------------------------------------

Date:
--------------------------------------------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    THE UNDERSIGNED, A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., OR IS A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES, OR IS OTHERWISE AN "ELIGIBLE GUARANTOR INSTITUTION" WITHIN THE MEANING OF RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GUARANTEES DEPOSIT WITH THE EXCHANGE AGENT OF THE LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), TOGETHER WITH THE EXISTING NOTES TENDERED HEREBY IN PROPER FORM FOR TRANSFER (OR CONFIRMATION OF THE BOOK-ENTRY TRANSFERS OF SUCH EXISTING NOTES INTO THE EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY DESCRIBED IN THE PROSPECTUS UNDER THE CAPTION "THE EXCHANGE OFFER--PROCEDURES FOR TENDERING" AND IN THE LETTER OF TRANSMITTAL) AND ANY OTHER REQUIRED DOCUMENTS, WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE DATE OF EXECUTION OF THE NOTICE OF GUARANTEED DELIVERY.

                                   SIGN HERE

Name of firm:
------------------------------------------------------------------------------

Authorized Signature:
------------------------------------------------------------------------

Name (PLEASE PRINT):
-------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Telephone Number:
-------------------------------------------------------------------------

Date:
--------------------------------------------------------------------------------

         DO NOT SEND EXISTING NOTES WITH THIS FORM. ACTUAL SURRENDER OF
        EXISTING NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY,
                       AN EXECUTED LETTER OF TRANSMITTAL.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

    1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered or certified mail properly insured, with return receipt requested, is recommended. In all cases sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedure, see Instruction 1 of the Letter of Transmittal.

    2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Existing Notes referred to herein, the signature must correspond with the name(s) written on the face of the Existing Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the book-entry transfer facility whose name appears on a security position listing as the owner of Existing Notes, the signature must correspond with the name shown on the security position listing as the owner of the Existing Notes.

    If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Existing Notes listed or a participant of the book-entry transfer facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Existing Notes or signed as the name of the participant shown on the book-entry transfer facility's security position listing.

    If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing.

    3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

                                       3